First Midwest Bancorp

Safe Harbor Statement

This presentation may contain forward-looking statements regarding financial performance, business prospects, growth and operating strategies. Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements as a result of known and unknown risks, uncertainties and other factors, including those identified in First Midwest's Form 10-K and other Securities and Exchange Commission filings, copies of which will be made available upon request. With the exception of fiscal year end information previously included in First Midwest's Form 10-Ks, the information contained herein is unaudited. First Midwest undertakes no duty to update the contents of this presentation.

First Midwest

First Midwest Bancorp

2003 & Beyond

Markets

First Midwest


Wisconsin
Chicago
Iowa
Indiana
Illinois
Missouri
Kentucky

- **Illinois (IL)**
  - Population: 12.7 Million- 5th Largest
  - Deposits: $283 Billion- 3rd Largest
- **Chicago MSA**
  (Cook & 8 Surrounding Counties)
  - Population: 8.5 Million - 67% of IL; 2nd largest MSA
  - Deposits: $211 Billion - 75% of IL
  - Dep. Concent: 40.8% - #87 MSA
- **FMB Metro Chicago Footprint**
  (Lake, DuPage, Will and McHenry County
  Cook not included)
  - Population: 2.4 million
  - Deposits: $51 billion
  - Dep. Concent: 26.8%

Source: Branchsource CD and online info, June 2002 US Census

Full Year 2002 Highlights

First Midwest

	12/31/02	12/31/01	% Change
Net Income	$ 90,150	$ 82,138	9.75%
Diluted EPS	$ 1.86	$ 1.63	14.11%
Return on Average Assets	1.53%	1.43%	7.0%
Return on Average Equity	18.82%	17.89%	5.2%
Net Interest Margin	4.28%	4.10%	4.4%
Efficiency Ratio	48.20%	49.65%	- 2.9%
Non Performing Assets Ratio	.53%	.61%	- 13.1%
Net Charge-off to Average Net Loans	.45%	.49%	- 8.2%

2nd Quarter 2003 Highlights

First Midwest

	6/30/03	6/30/02	% Change
Net Income	$ 24,647	$ 22,934	7.47%
Diluted EPS	$ .53	$ .47	12.77%
Return on Average Assets	1.59%	1.57%	1.3%
Return on Average Equity	19.40%	19.60%	- 1.0%
Net Interest Margin	4.01%	4.43%	- 9.5%
Efficiency Ratio	49.92%	49.15%	1.6%
Non Performing Assets Ratio	.61%	.48%	27.1%
Net Charge-off to Average Net Loans	.17%	.36%	- 52.8%

2002 Performance In Context

First Midwest

1993-2002

Earnings Per Share ($.75 to $1.86)	10% CAGR
Net Income ($42,300,000 to $90,150,000)	8% CAGR
Return on Assets (1.08% to 1.53%)	42% Improvement
Nonperforming Asset Ratio (1.29% to .53%)[1]	59% Improvement
Efficiency Ratio (63.0% to 48.2%)[1]	23% Improvement

(1) Data referenced is for the period 1994-2002

Shareholder Value

First Midwest

Stock Highlights: 6/30/03

Shares Outstanding	46.5 Mil
Avg. Daily Volume	75,000
Shareholders	7,500
• Insider: 8%	
• Institutional: 43%	
• All Others: 49%	
Market Capitalization	$ 1.3 Bil
Market Price	$ 28.81
Price/Book	2.6x
Price/2002 Earnings	15.4x
Price/2003 Earnings(1)	14.7x

(1) Based on Consensus Estimate

Shareholder Value Trends

First Midwest

1993-2002

Market Cap ($B) ($.590 to $1.261)	7.9% CAGR
Dividends ($.26 to $.70)	10.6% CAGR

What Accounts For The Trend?

Six Significant Factors

- Management Experience/Continuity
- Mission Based Business Approach driven by Dedicated Strategic Planning Discipline
- Mature Credit Control Culture
- Operational Control Tied To Continuous Business Process Improvement
- Strength of Treasury Management
- Comprehensive Sales Process

First Midwest

Focused On Enormous Market Potential

	FMB Metro Chicago Footprint	Illinois	United States
2002-2007 Population Growth	11.8%	6.0%	5.2%
Average HH Income	$88,159	$63,140	$58,330
% of Households with HH Income >$150,000	8.6%	5.2%	4.8%
Median Home Value	$123,902	$80,871	$93,807
% Households Owning Home	76.4%	63.1%	60.1%

Note: FMB Metro Chicago Footprint defined as DuPage, Lake, Will, McHenry County (does not include Cook county and outer FMB markets) Source: Branchsource Online; 2000 Census Data

First Midwest

OPPORTUNITIES

- Within Our Client Base
- Within Our Immediate Market Footprint

New Business Opportunities

First Midwest

	Client Opportunity	Market Opportunity
Retail Deposits	$850 million	$30 billion
Retail Loans	$8.5 billion	$61 billion
Commercial Deposits	$297 million	$8.7 billion
Commercial Loans	$848 million	$9.7 billion
Trust Assets	$8.0 billion	$73 billion

Source: Primary and secondary client research, average account balances, Branchsource online, US Census

In Conclusion

First Midwest

- We have carefully prepared ourselves for the competitive environment which we face
- There is enormous opportunity in both our client base and in the market place
- We have a comprehensive approach to retail and commercial markets
- Our confidence in our ability to execute in these markets is based upon our historical record of success

First Midwest

Addendum

First Midwest Mission Statement

First Midwest Mission Statement

First Midwest

We are in the business of helping clients achieve financial success throughout their economic life. We do by focusing on the broad range of their financial needs and delivering quality services that truly fulfill those needs.

We believe that only if each of us, those dealing directly with clients as well as those who support client contact people, assumes personal responsibility for the financial success of every client we come in contact with, will their success be assured.

We further believe that in fulfilling clients' financial needs we are creating significant value for them while at the same time creating value for ourselves and the company.

The financial success of our clients, thusly, will define our success as well as the company.

First Midwest

Selected Financial Information

First Midwest Bancorp, Inc.
Selected Financial Information
(Amounts in thousands, except per share data)

	2003			2002					2001			2000
	June 30 YTD	2nd Quarter	1st Quarter	Dec. 31 YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31 YTD	4th Quarter	3rd Quarter	Dec. 31 YTD
Period-End Balance Sheet												
Total assets	$ 6,453,431	$ 6,453,431	$ 6,038,393	$ 5,980,533	$ 5,980,533	$ 6,073,330	$ 5,918,959	$ 5,842,789	$ 5,667,919	$ 5,667,919	$ 5,819,571	$ 5,906,468
Securities HTM - amortized cost	89,935	89,935	77,878	49,832	49,832	39,275	69,880	72,498	43,384	43,384	43,432	42,288
Securities HTM - fair market value	90,696	90,696	78,344	49,987	49,987	39,628	70,814	72,830	43,767	43,767	43,610	43,008
Securities AFS - fair market value	2,371,439	2,371,439	2,096,871	2,021,767	2,021,767	2,138,470	1,990,903	1,931,332	1,793,230	1,793,230	1,833,760	2,132,637
Mortgages held for sale	19,866	19,866	18,160	18,521	18,521	11,470	9,919	10,306	13,240	13,240	18,964	5,438
Loans:												
Commercial	998,423	998,423	934,634	897,843	897,843	916,331	897,403	834,039	827,281	827,281	833,670	827,208
Agricultural	80,182	80,182	82,134	91,381	91,381	87,390	87,420	82,029	87,188	87,188	83,810	47,734
Real estate - commercial	1,023,487	1,023,487	1,012,250	1,019,989	1,019,989	998,324	982,432	994,295	998,857	998,857	998,802	980,781
Real estate - construction	382,439	382,439	374,713	344,309	344,309	317,234	323,323	323,736	314,988	314,988	313,857	272,447
Real estate - 1-4 family	129,428	129,428	128,601	130,302	130,302	133,890	148,481	179,672	194,761	194,761	217,275	230,633
Direct consumer	304,995	304,995	301,949	306,848	306,848	313,902	303,219	494,944	493,961	493,961	493,472	479,734
Indirect consumer	398,038	398,038	461,374	418,772	418,772	419,418	429,391	440,989	451,305	451,305	498,154	444,433
Total loans	3,698,992	3,698,992	3,439,281	3,404,844	3,404,844	3,398,308	3,392,681	3,375,762	3,372,304	3,372,304	3,448,248	3,233,194
Other Assets:												
Other earning assets	1,122	1,122	835	11,743	11,743	3,834	6,410	9,344	4,334	4,334	3,762	18,078
Total earning assets	5,981,394	5,981,394	5,438,243	5,508,711	5,508,711	5,637,044	5,678,795	5,397,442	5,232,714	5,232,714	5,388,348	5,471,449
Corporate owned life insurance	143,884	143,884	142,438	141,342	141,342	139,902	138,287	134,829	133,280	133,280	133,612	126,848
Intangibles:												
Goodwill	34,804	34,804	14,397	14,397	14,397	14,397	14,397	14,397	14,397	14,397	14,957	18,537
Mortgage servicing rights	-	-	-	-	-	-	-	-	-	-	-	-
Other intangibles	892	892	-	-	-	373	733	1,138	3,313	3,313	3,670	2,113
Total intangibles	35,696	35,696	14,397	14,397	14,397	14,770	17,132	17,535	17,710	17,710	18,627	20,670
Deposits:												
Demand deposits	858,060	858,060	803,242	789,592	789,592	803,499	774,671	733,217	758,173	758,173	727,684	783,406
Interest bearing deposits	3,469,343	3,469,343	3,398,324	3,383,362	3,383,362	3,434,263	3,448,369	3,436,961	3,431,784	3,431,784	3,452,008	3,366,802
Total deposits	4,327,403	4,327,403	4,193,668	4,172,954	4,172,954	4,239,762	4,224,840	4,170,178	4,190,903	4,190,903	4,179,694	4,232,203
Fed funds purchased and repurchase agreements	787,310	787,310	732,885	442,408	442,408	443,864	778,331	869,379	701,831	701,831	872,813	1,035,872
Other borrowed funds	323,000	323,000	323,000	373,000	373,000	373,000	373,000	323,000	278,000	278,000	243,000	120,000
Common equity	$ 508,004	$ 508,004	$ 492,822	$ 490,903	$ 490,903	$ 497,334	$ 477,242	$ 446,825	$ 447,267	$ 447,267	$ 437,297	$ 466,723
Average Balance Sheet												
Total assets	$ 6,107,727	$ 6,208,750	$ 6,003,883	$ 5,901,898	$ 5,997,571	$ 5,992,181	$ 5,828,217	$ 5,744,372	$ 5,749,389	$ 5,763,584	$ 5,738,371	$ 5,887,168
Securities - HTM taxable	13,402	13,329	13,475	43,310	38,428	44,879	38,336	38,059	23,829	24,708	23,909	22,631
Securities - HTM tax-exempt	63,356	73,380	39,266	36,900	46,179	39,110	61,959	34,418	64,439	41,627	49,417	21,478
Securities - AFS taxable	1,653,038	1,670,407	1,439,338	1,443,443	1,382,243	1,313,220	1,433,349	1,404,133	1,391,278	1,306,382	1,319,849	1,720,861
Securities - AFS tax-exempt	410,882	444,232	377,242	474,944	489,378	471,999	472,338	475,741	478,361	474,408	477,918	483,783
Total loans	3,634,407	3,644,217	3,408,390	3,382,308	3,395,878	3,391,423	3,381,871	3,340,377	3,349,890	3,418,233	3,403,769	3,175,880
Other earning assets	24,492	30,729	22,210	19,663	23,073	24,407	13,466	12,330	19,421	22,804	23,804	22,206
Total earning assets	5,807,797	5,894,323	5,320,321	5,400,772	5,383,149	5,308,638	5,403,889	5,343,030	5,329,638	5,308,844	5,318,957	5,466,822
Deposits:												
Demand deposits	782,839	794,815	770,770	744,295	777,893	752,139	754,241	712,037	689,394	719,121	698,963	644,480
Savings	489,860	499,753	479,853	436,388	444,308	448,819	437,987	433,434	433,375	418,878	416,337	447,384
NOW accounts	420,287	430,916	409,381	408,924	408,442	398,701	408,663	412,332	409,488	492,241	388,123	388,103
Super NOWs	134,287	151,087	117,100	122,710	142,238	144,970	107,121	73,231	92,292	98,658	128,374	86,003
Money market	541,929	588,490	533,870	532,840	533,439	548,853	554,888	570,214	571,975	603,887	603,853	489,589
Core transactional deposits	2,389,022	2,444,943	2,312,259	2,478,907	2,522,343	2,317,902	2,434,238	2,401,332	2,199,762	2,326,801	2,223,872	2,096,124
Time deposits >$100,000	340,368	349,788	330,803	399,433	377,331	407,307	427,667	384,299	489,438	449,187	719,349	714,199
Time deposits <$100,000	1,080,444	1,088,330	1,093,680	1,139,364	1,113,063	1,148,306	1,132,275	1,130,294	1,280,319	1,194,302	1,241,601	1,303,713
Total deposits	4,217,834	4,294,081	4,138,723	4,213,974	4,213,139	4,247,313	4,233,898	4,137,903	4,170,899	4,190,290	4,186,822	4,114,040
FFP, repos, other borrowed funds	1,314,789	1,332,278	1,294,943	1,130,828	1,217,338	1,172,790	1,098,120	1,114,313	1,044,478	1,032,241	1,038,214	1,260,348
Total funding sources	3,332,363	3,428,339	3,433,470	3,346,802	3,430,697	3,440,273	3,330,818	3,232,218	3,237,375	3,222,331	3,236,254	3,336,388
Common equity	503,442	509,365	501,273	479,203	497,303	487,493	469,372	441,344	439,232	442,691	433,912	394,008

Note: See the "Sources of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

	2003			2002					2001			2000
	YTD/June 30	2nd Quarter	1st Quarter	YTD/Dec. 31	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	YTD/Dec. 31	4th Quarter	3rd Quarter	YTD/Dec. 31
Income Statement												
Interest income	$ 148,090	$ 73,525	$ 74,565	$ 329,664	$ 78,221	$ 83,259	$ 84,241	$ 83,943	$ 385,230	$ 88,064	$ 95,351	$ 421,517
Interest expense	43,305	20,881	22,424	110,910	25,468	27,801	27,945	29,696	180,850	34,216	42,072	231,906
Net interest income	104,785	52,644	52,141	218,754	52,753	55,458	56,296	54,247	204,380	53,848	53,279	189,611
Loan loss provision	5,070	2,540	2,530	15,410	4,235	3,020	3,100	5,055	19,004	6,313	5,240	9,094
Service charges on deposit accounts	13,359	7,078	6,281	25,362	6,948	6,439	6,219	5,756	24,140	6,505	6,062	21,341
Trust revenue	5,321	2,768	2,553	10,309	2,507	2,543	2,551	2,708	10,445	2,535	2,589	10,671
Mortgage banking revenues	-	-	-	-	-	-	-	-	-	-	-	395
Corporate owned life insurance	2,522	1,226	1,296	6,728	1,460	1,831	1,739	1,698	8,190	1,968	1,935	6,517
Gains/(losses) on available for sale securities	3,401	3,335	66	460	427	9	24	-	790	33	55	1,238
Gains/(losses) on early extinguishment of debt	-	-	-	-	-	-	-	-	-	-	-	-
Other income	14,376	6,808	7,568	24,132	6,236	6,067	5,849	5,980	25,293	6,392	6,597	20,036
Total noninterest income	38,979	21,215	17,764	66,991	17,578	16,889	16,382	16,142	68,866	17,433	17,238	63,198
Salaries and benefits	41,425	21,413	20,012	80,626	19,833	20,017	20,207	19,559	76,780	19,726	19,519	75,707
Occupancy and equipment	11,117	5,526	5,591	22,067	5,462	5,638	5,570	5,397	21,997	4,890	5,331	21,535
Foreclosed property expense	296	144	152	1,638	466	409	588	175	300	100	52	383
Goodwill amortization	-	-	-	-	-	-	-	-	2,160	540	540	2,160
Other intangibles amortization	-	-	-	1,313	374	383	382	174	803	178	179	874
Other expenses	21,954	10,871	11,083	42,408	9,561	10,659	11,857	10,331	43,336	11,226	11,263	43,757
Total noninterest expense	74,792	37,954	36,838	148,052	35,696	38,106	38,624	35,636	145,356	36,660	36,884	144,416
Pre-tax earnings	63,902	33,365	30,537	122,283	30,400	31,221	30,964	29,698	108,806	28,308	28,385	99,299
Income taxes	16,525	8,718	7,807	32,133	7,934	8,542	8,030	7,627	26,668	7,034	7,136	23,759
Net income	$ 47,377	$ 24,647	$ 22,730	$ 90,150	$ 22,466	$ 22,679	$ 22,934	$ 22,071	$ 82,138	$ 21,274	$ 21,249	$ 75,540
Basic earnings per share	$ 1.01	$ 0.53	$ 0.48	$ 1.88	$ 0.47	$ 0.47	$ 0.47	$ 0.45	$ 1.64	$ 0.44	$ 0.43	$ 1.47
Diluted earnings per share	$ 1.01	$ 0.53	$ 0.48	$ 1.86	$ 0.47	$ 0.47	$ 0.47	$ 0.45	$ 1.63	$ 0.43	$ 0.42	$ 1.46
Weighted average shares outstanding	46,779	46,583	46,978	48,078	47,425	47,839	48,403	48,687	50,057	48,815	49,728	51,314
Weighted average diluted shares outstanding	47,049	46,871	47,229	48,415	47,714	48,146	48,774	49,087	50,401	49,233	50,119	51,604
Tax equivalent adjustment [1]	$ 8,322	$ 4,400	$ 3,922	$ 14,034	$ 3,700	$ 3,244	$ 3,557	$ 3,533	$ 14,237	$ 3,486	$ 3,544	$ 15,371
Net interest income (FTE) [1]	$ 113,107	$ 57,044	$ 56,063	$ 232,788	$ 56,453	$ 58,702	$ 59,853	$ 57,780	$ 218,617	$ 57,334	$ 56,823	$ 204,982
Stock and related per share data:												
Book value	$ 10.92	$ 10.92	$ 10.58	$ 10.42	$ 10.42	$ 10.44	$ 9.91	$ 9.21	$ 9.38	$ 9.38	$ 9.31	$ 8.75
Tangible book value	10.15	10.15	10.23	10.07	10.07	10.09	9.55	8.85	8.82	8.82	8.94	8.34
Dividends declared per share	0.38	0.19	0.19	0.70	0.19	0.17	0.17	0.17	0.65	0.17	0.16	0.59
Market price - period high	29.87	29.87	28.12	32.16	28.79	30.13	32.16	29.81	29.81	29.81	28.00	23.40
Market price - period low	24.89	25.55	24.89	23.34	23.80	23.34	26.24	27.01	20.65	24.54	23.04	16.80
Closing price at period end	$ 28.81	$ 28.81	$ 25.81	$ 26.71	$ 26.71	$ 26.86	$ 27.78	$ 29.04	$ 29.39	$ 29.39	$ 27.02	$ 23.00
Closing price to book value	2.6	2.6	2.4	2.6	2.6	2.6	2.8	3.2	3.2	3.2	2.9	2.6
Period end shares outstanding	46,534	46,534	46,582	47,206	47,206	47,616	48,165	48,534	48,725	48,725	49,109	51,082
Period end treasury shares	10,393	10,393	10,345	9,721	9,721	9,311	8,782	8,393	8,202	8,202	7,818	5,845
Number of shares repurchased	790	123	667	1,866	417	564	457	428	2,604	468	1,071	606
Common dividends	$ 17,721	$ 8,854	$ 8,867	$ 33,558	$ 8,981	$ 8,105	$ 8,201	$ 8,271	$ 32,436	$ 8,336	$ 7,899	$ 30,373
Other Key Ratios/Data:												
Return on average equity [2]	18.90%	19.40%	18.39%	18.82%	17.92%	18.46%	19.60%	19.39%	17.89%	18.24%	18.57%	19.17%
Return on average assets [2]	1.56%	1.59%	1.53%	1.53%	1.49%	1.50%	1.57%	1.55%	1.43%	1.47%	1.47%	1.30%
Net interest margin [1]	4.03%	4.01%	4.06%	4.28%	4.30%	4.26%	4.43%	4.32%	4.10%	4.33%	4.27%	3.76%
Yield on average earning assets [1]	5.58%	5.47%	5.69%	6.32%	5.95%	6.28%	6.50%	6.55%	7.50%	6.91%	7.44%	8.02%
Cost of funds	1.82%	1.73%	1.92%	2.40%	2.19%	2.37%	2.43%	2.62%	3.98%	3.04%	3.71%	4.94%
Efficiency ratio [1]	49.54%	49.92%	49.16%	48.20%	47.24%	49.08%	49.15%	47.26%	49.65%	48.08%	48.92%	53.09%
Net noninterest expense ratio [2]	1.29%	1.30%	1.29%	1.38%	1.28%	1.41%	1.53%	1.37%	1.34%	1.33%	1.36%	1.42%
Full time equivalent employees - end of period	1,558	1,558	1,526	1,517	1,517	1,513	1,515	1,534	1,544	1,544	1,530	1,518
Number of bank offices	67	67	66	67	67	68	69	69	69	69	71	73

Note: Discussion of footnotes (1) and (2) are located at the end of this document

Note: See the "Source of Information" Section Located at the End of this Document for a Discussion of the Data Included Herein.

	2003			2002					2001			2000
	June 30/YTD	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	2nd Quarter	1st Quarter	Dec. 31/YTD	4th Quarter	3rd Quarter	Dec. 31/YTD
Parent Company Data:												
Parent investment in subsidiaries - end of period	$ 484,993	$ 484,993	$ 465,245	$ 461,973	$ 461,973	$ 465,101	$ 443,319	$ 408,395	$ 426,598	$ 426,598	$ 423,319	$ 399,321
Risk-Based Capital Data:												
Tier 1 capital	$ 426,664	$ 426,664	$ 425,122	$ 434,583	$ 434,583	$ 432,771	$ 432,716	$ 427,458	$ 423,983	$ 423,983	$ 421,895	$ 433,610
Tier 2 capital	49,124	49,124	48,020	47,929	47,929	47,919	47,818	47,774	47,745	47,745	47,745	45,093
Total capital	473,788	473,788	473,142	482,512	482,512	480,690	480,534	475,232	471,728	471,728	469,640	478,703
Risk-adjusted assets	$ 4,582,074	$ 4,582,074	$ 4,437,235	$ 4,374,486	$ 4,374,486	$ 4,389,506	$ 4,330,019	$ 4,302,405	$ 4,296,106	$ 4,296,106	$ 4,367,320	$ 4,123,854
Tier 1 capital / risk-based assets	9.27%	9.27%	9.58%	9.93%	9.93%	9.86%	9.99%	9.94%	9.96%	9.96%	9.66%	10.51%
Total capital / risk-based assets	10.34%	10.34%	10.66%	11.03%	11.03%	10.95%	11.10%	11.05%	11.08%	11.08%	10.75%	11.61%
Leverage ratio	6.94%	6.94%	7.15%	7.32%	7.32%	7.28%	7.44%	7.45%	7.43%	7.43%	7.38%	7.36%
Tangible capital ratio	7.36%	7.36%	7.90%	7.97%	7.97%	7.93%	7.80%	7.37%	7.60%	7.60%	7.57%	7.24%
Loan Performance Data:												
Nonaccrual loans:												
Commercial	$ 5,683	$ 5,683	$ 5,342	$ 4,227	$ 4,227	$ 5,079	$ 6,326	$ 8,529	$ 9,601	$ 9,601	$ 11,022	$ 6,440
Real estate - commercial	1,338	1,338	4,516	4,096	4,096	1,566	2,140	2,170	1,737	1,737	4,065	7,694
Real estate - construction	91	91	1,091	1,000	1,000	564	552	1,568	1,903	1,903	2,131	397
Real estate - 1-4 family	982	982	1,266	1,399	1,399	1,292	1,212	1,583	2,077	2,077	2,414	3,275
Direct consumer	927	927	1,047	1,203	1,203	1,071	1,296	989	894	894	1,003	909
Indirect consumer	402	402	334	600	600	416	353	438	635	635	790	1,134
Total nonaccrual loans	9,423	9,423	13,596	12,525	12,525	9,988	11,879	15,277	16,847	16,847	21,425	19,849
Renegotiated / restructured loans	7,328	7,328	-	-	-	-	-	-	-	-	-	-
Nonperforming loans	16,751	16,751	13,596	12,525	12,525	9,988	11,879	15,277	16,847	16,847	21,425	19,849
Foreclosed real estate	4,576	4,576	4,044	5,496	5,496	2,972	4,582	4,289	3,630	3,630	3,651	1,337
Nonperforming assets	21,327	21,327	17,640	18,021	18,021	12,960	16,461	19,566	20,477	20,477	25,076	21,186
Loans past due 90 days + and still accruing	5,723	5,723	7,497	3,307	3,307	9,830	3,564	4,739	5,783	5,783	6,117	7,045
Reserve for loan losses (RLL):												
RLL	$ 49,124	$ 49,124	$ 48,020	$ 47,929	$ 47,929	$ 47,919	$ 47,818	$ 47,774	$ 47,745	$ 47,745	$ 47,745	$ 45,093
Loan loss provision	5,070	2,540	2,530	15,410	4,235	3,030	3,100	5,055	19,084	6,313	5,248	9,094
Net charge-offs by category:												
Commercial	1,242	608	634	5,089	1,992	948	1,525	1,424	4,360	1,409	871	2,029
Real estate - commercial	153	165	(12)	570	105	107	236	42	3,119	1,671	1,235	144
Real estate - construction	(505)	(506)	1	1,123	50	15	36	1,022	-	-	-	-
Real estate - 1-4 family	98	20	78	87	45	17	9	16	124	84	6	177
Consumer	2,887	1,149	1,738	7,557	2,033	1,752	1,250	2,522	8,029	3,069	2,096	4,296
Total net charge-offs	3,875	1,436	2,439	15,226	4,225	2,919	3,056	5,026	16,432	6,313	4,208	6,646
NPA ratios:												
Nonperforming loans / loans	0.48%	0.48%	0.40%	0.37%	0.37%	0.29%	0.35%	0.45%	0.50%	0.50%	0.62%	0.61%
Nonperforming assets / loans + foreclosed RE	0.61%	0.61%	0.51%	0.53%	0.53%	0.38%	0.48%	0.58%	0.61%	0.61%	0.73%	0.65%
Loan loss ratios:												
RLL / loans	1.40%	1.40%	1.40%	1.41%	1.41%	1.41%	1.41%	1.42%	1.42%	1.42%	1.38%	1.39%
RLL / nonperforming loans	293.26%	293.26%	353.19%	382.67%	382.67%	479.77%	402.54%	312.72%	283.40%	283.40%	222.85%	227.18%
Net charge-offs to average net loans	0.23%	0.17%	0.29%	0.45%	0.49%	0.34%	0.36%	0.61%	0.49%	0.73%	0.49%	0.21%

Footnotes:

(1) Tax equivalent basis reflects federal and state tax benefits.

(2) Annualized based on the number of days outstanding for each period presented.

Source of Information:

The information and statistical data contained herein have been prepared by First Midwest Bancorp, Inc. and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. The balance sheet and income statement information contained herein as of each year end, and for the years then ended, are derived from financial statements and footnote information audited by Ernst & Young LLP, First Midwest's independent external auditors. The quarterly balance sheet and income statement information contained herein is derived from quarterly financial statements and footnote information upon which Ernst & Young LLP has rendered a Quarterly Review Report.

First Midwest Bancorp, Inc. is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with First Midwest Bancorp, Inc. or any of its subsidiaries. Quarterly results for the current year contained herein are not necessarily predictive of full current year results.